Exhibit 10.7

FORM OF AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of [•], 2014, by and among Parsley Energy, LLC, a Delaware limited liability company (“Parsley”), Parsley Energy, Inc., a Delaware corporation (together with its successors and assigns, the “Company”), and each of the parties listed as Owners on the execution page hereof (collectively, the “Owners” and individually, an “Owner”).

1. Recitals.

WHEREAS, the Owners are party to that certain Registration Rights Agreement (the “Registration Rights Agreement”) dated as of June 11, 2013, by and among Parsley Energy, LLC and each of the parties listed as Owners on the execution page thereof; and

WHEREAS, in connection with, and in consideration of, the transactions contemplated by the Company’s Registration Statement on Form S-1 (File No. 333-[•]), the Owners, Parsley and the Company have agreed to amend and restate the Registration Rights Agreement to provide certain registration rights with respect to the Registrable Securities (as hereinafter defined) as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the Parties hereby amend and restate the Registration Rights Agreement in its entirety and hereby agree as follows:

2. Registration under Securities Act, etc.

2.1 Registration on Request.

(a) Concurrently with or from time to time after the Lock-Up Period, upon the written request of one or more holders of Registrable Securities, requesting that the Company effect the registration under the Securities Act of all or a portion of such holders’ Registrable Securities and specifying the intended method of disposition thereof and whether or not such requested registration is to be an underwritten offering, the parties hereto agree as follows:

(i) The Company will promptly give written notice of such requested registration to all other holders of Registrable Securities, if any; and

(ii) Subject to the limitations set forth in Section 2.1(e) below, the Company will use its commercially reasonable efforts to effect the registration under the Securities Act of:

(A) the Registrable Securities that the Company has been so requested to register by such holders, and

(B) all other Registrable Securities that the Company has been requested to register by the holders thereof by written request given to the Company within five Business Days after the giving of such written notice by the Company specified in Section 2.1(a)(i) all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered.

(b) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this Section 2.1 in connection with an underwritten offering by one or more holders of Registrable Securities, no securities other than Registrable Securities shall be included among the securities covered by such registration unless (i) the managing underwriter of such offering shall have advised each holder of Registrable Securities to be covered by such registration in writing that the inclusion of such other securities would not adversely affect such offering or (ii) the holders of all Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of such other securities.

(c) Registration Statement Form. Registrations under this Section 2.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and as shall be reasonably acceptable to the Requisite Holders, and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the request for such registration. The Company agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request.

(d) Expenses. The Company shall pay all Registration Expenses in connection with any registration requested pursuant to this Section 2.1. Any Selling Expenses in connection with any registration requested under this Section 2.1 shall be allocated among all Persons on whose behalf securities of the Company are included in such registration, on the basis of the respective amounts of the securities then being registered on their behalf.

(e) Limitations on Requested Registrations. The Company’s obligation to take or continue any action to effect a requested registration under this Section 2.1 shall be subject to the following:

(i) The Company shall not be required to effect (A) more than three registrations requested pursuant to this Section 2.1 (including the “shelf” registration pursuant to Section 2.1(e)(iii) hereof) through December 31, 2016 and (B) after January 1, 2017, more than one registration per calendar year requested pursuant to this Section 2.1; provided that during the twelve months following an initial public offering of the Company’s securities pursuant to the Securities Act, no more than one registration on Form S-1 under the Securities Act will be required; and provided further that a registration requested pursuant to this Section 2.1 shall not be deemed to have been effected (A) unless a registration statement with respect thereto has been declared effective for a period of at least 90 days, (B) if after a registration statement has become effective, such

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registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (C) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than as a result of the voluntary termination of such offering by the Requisite Holders;

(ii) The Company shall not be required to effect a registration pursuant to this Section 2.1 unless such registration has been requested by the holders of Registrable Securities which represent at least 10% of the Registrable Securities then outstanding;

(iii) No later than 90 days after the first such date as the Company is eligible to register securities for a continuous and indefinite period of time on Form S-3 (or any successor form or method of registration that provides for the incorporation by reference of historical information regarding the Company’s business and financial affairs) pursuant to Rule 415 under the Securities Act or otherwise, the Company shall prepare and file a “shelf” registration statement pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission) with respect to the resale by the Owners of their Registrable Securities and providing for such plan of distribution as may be specified in the request of the Requisite Holders; the Company shall comply with the applicable provisions of the Securities Act with respect to the disposition of all securities covered by the shelf registration statement in accordance with the intended methods of disposition by the sellers thereof; and the “shelf” registration pursuant to this Section 2.1(e)(iii) shall be considered a requested registration under Section 2.1(e)(i) hereto; and

(iv) The Company will not be required to effect a registration pursuant to this Section 2.1 during the ninety-day period after a registration statement shall have been filed and declared effective under the Securities Act with respect to the public offering of any class of the Company’s equity securities (which shall exclude a registration of securities with respect to an employee benefit, retirement or similar plan).

(f) Selection of Underwriters. If a requested registration pursuant to this Section 2.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company; provided, however, that such underwriter or underwriters shall be reasonably acceptable to the Requisite Holders.

(g) Priority in Requested Registrations. If a requested registration pursuant to this Section 2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Requisite Holders, the Company will include in such registration, to the extent of the number which the Company is so advised can be

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sold in such offering, Registrable Securities requested to be included in such registration, pro rata among the holders thereof requesting such registration on the basis of the percentage of the Registrable Securities of the Company held by the holders of Registrable Securities which have requested that such securities be included. In connection with any registration as to which the provisions of this Section 2.1(g) apply, no securities other than Registrable Securities shall be covered by such registration.

2.2 Incidental Registration.

(a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its securities under the Securities Act (other than (i) in connection with a registration of securities issuable under any employee benefit, retirement or similar plan, (ii) with respect to a Rule 145 transaction, or (iii) pursuant to Section 2.1), whether or not for sale for its own account, it will each such time give prompt (and in any event at least five Business Days before or two Business Days before in connection with a bought or overnight underwritten offering) written notice to all holders of Registrable Securities of its intention to register such shares and of such holders’ rights under this Section 2.2. Upon the written request of any such holder made within three Business Days (or one Business Day in connection with a bought or overnight underwritten offering) after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; provided, that if the registration pursuant to this Section 2.2 is a bought or overnight underwritten offering and the managing underwriter advises the Company that the giving of notice pursuant to this Section 2,2(a) would adversely affect the offering, no such notice shall be required; provided, further that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 2.1 above, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 shall be deemed to have been effected pursuant to Section 2.1 above or shall relieve the Company of its obligation to effect any registration upon request under Section 2.1 above. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2, and any Selling Expenses shall be allocated among all Persons on whose behalf securities of the

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Company are included in such registration, on the basis of the respective amounts of the securities then being registered on their behalf.

(b) Priority in Incidental Registrations. If (i) a registration pursuant to this Section 2.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and (ii) the managing underwriter of such underwritten offering shall inform the Company and the holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering within a price range acceptable to the Company, then the Company shall include in such registration, to the extent of the number which the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company to be sold for its own account, second, such Registrable Securities requested to be included in such registration pro rata on the basis of the number of such securities so proposed to be sold and so requested to be included, and third, all other securities of the Company requested to be included in such registration pro rata on the basis of the number of such securities so proposed to be sold and so requested to be included.

2.3 Registration Procedures.

(a) If and whenever the Company is required to use commercially reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2.1 or 2.2 above, the Company shall as expeditiously as possible:

(i) prepare and (as soon thereafter as possible or in any event no later than 60 days after the end of the period within which requests for registration may be given to the Company as set forth in Section 2.1(a)(ii)(B)) file with the Commission the requisite registration statement to effect such registration and thereafter use commercially reasonable efforts to cause such registration statement to become effective; provided that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.2(a) above, its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

(ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

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(iii) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including without limitation all exhibits), such number of copies of the prospectus contained in such registration statement (including without limitation each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

(iv) use commercially reasonable efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

(v) use commercially reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

(vi) in connection with an underwritten offering, shall use all commercially reasonable efforts to provide to each holder of Registrable Securities named as a selling securityholder in any registration statement a copy of any auditor “comfort” letters, customary legal opinions or reports of the independent petroleum engineers of the Company relating to the oil and gas reserves of the Company, in each case that have been provided to the managing underwriter or managing underwriters in connection with the underwritten offering, not later than the Business Day prior to the effective date of such registration statement.

(vii) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an

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amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(viii) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and shall furnish to each such seller at least the Business Day prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus;

(ix) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

(x) cause all Registrable Securities covered by such registration statement to be listed on any securities exchange on which any of the equity securities of the Company of the same class as the Registrable Securities are then listed;

(xi) cooperate with the underwriters with respect to all roadshows and other marketing activities as may be reasonably requested by the underwriters; provided, that, management shall not be required to participate in presentations at any “roadshows” and before analysts and rating agencies, as the case may be, more than twice in a 365 day period; and

(xii) enter into such agreements and take such other actions as the Requisite Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

(b) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(vii), such holder will forthwith discontinue such holder’s disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.3(vii) as filed with the Commission or until it is advised in writing by the Company that the use of the applicable registration statement may be resumed, and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent

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file copies, then in such holder’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. The Company may provide appropriate stop orders to enforce the provisions of this Section 2.3(b).

2.4 Underwritten Offerings.

(a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 2.1 above, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to each such holder and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.7 below. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder’s Registrable Securities and such holder’s intended method of distribution and any other representation required by law.

(b) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 above and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Section 2.2 above and subject to the provisions of Section 2.2(b) above, arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder’s Registrable Securities and such holder’s intended method of distribution and any other representation required by law; provided, however, that any such holder of Registrable Securities shall agree to any restrictions on the sale of Registrable Securities that the underwriters require of the Company in the course of such offering.

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2.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, and their counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders’ counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

2.6 Additional Rights of Owners. If any registration statement prepared under this Agreement refers to any Owner by name or otherwise as the holder of any securities of the Company, then such Owner shall have the right to require (a) the insertion therein of language, in form and substance satisfactory to such Owner, to the effect that the holding by such Owner of such securities does not necessarily make such Owner a “controlling person” of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by such Owner of the investment quality of the Company’s debt or equity securities covered thereby and that such holding does not imply that such Owner will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such Owner by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such Owner.

2.7 Indemnification.

(a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates in the offering or sale of such securities and each other Person, if any, who controls such seller, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller and each such director, officer, and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary

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prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company in writing or electronically specifically stating that it is for use in the preparation thereof; and provided further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such seller.

(b) Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Sections 2.1 or 2.2 above, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.7(a) above) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company in writing or electronically specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. The maximum liability of each seller for any such indemnification shall not exceed the amount of proceeds received by such seller from the sale of his/its Registrable Securities. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.

(c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 2.7(a) or (b) above, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 2.7(a) or (b) above, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense

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thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) Other Indemnification. Indemnification similar to that specified in Sections 2.7(a), (b) and (c) above (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

(e) Indemnification Payments. The indemnification required by this Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

2.8 Adjustments Affecting Registrable Securities. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, unit splits, recapitalizations, pro rata distributions of units and the like occurring after the date of this Agreement.

3. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

“Business Day” means any day other than a Saturday, Sunday, any federal holiday or any other day on which banking institutions in the State of Texas or the State of New York are authorized or required to be closed by law or governmental action.

“Class A Common Stock” means the Class A common stock of the Company, par value $0.01 per share.

“Commission” shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar Federal statute.

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“Lock-Up Period” has the meaning set forth in the underwriting agreement entered into by the Company in connection with the initial underwritten public offering of shares of Class A Common Stock.

“Majority Holders” shall mean, at any time, the holder or holders of more than fifty percent (50%) of all Registrable Securities then outstanding.

“PE LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of Parsley Energy, LLC, dated as of [•], 2014.

“Person” (whether or not capitalized) shall mean a corporation, an association, a partnership, a limited liability company, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

“Registrable Securities” shall mean the Shares, as owned at any particular point in time by an Owner, including all equity securities issued upon exercise of options or warrants held by such Owner, and any securities issued or issuable with respect to any such equity securities by way of distribution or in connection with any reorganization or other recapitalization, merger, consolidation or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (d) such securities shall have ceased to be outstanding.

“Registration Expenses” shall mean all expenses incident to the Company’s performance of or compliance with Sections 2.1 and 2.2 above, including, without limitation, all registration, filing and Financial Industry Regulatory Authority fees, all fees and expenses of complying with applicable laws (including securities or blue sky laws), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including, without limitation, the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, the fees and disbursements of one special counsel to the holders of Registrable Securities, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered, the fees and expenses of any special experts, including independent petroleum engineers, retained by the Company in connection with such offering, the fees and expenses of any qualified independent

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underwriter or other independent appraiser participating in any offering pursuant to the Conduct Rules of the Financial Industry Regulatory Authority, all printing, mailing courier and overnight delivery charges (except to the extent borne by underwriters), all travel expenses of the Company’s officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the offered securities, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding Selling Expenses, if any; provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

“Requisite Holders” shall mean, with respect to any registration of Registrable Securities pursuant to Section 2.1 above, any holder or holders of more than 50% of the Registrable Securities to be so registered.

“Securities Act” shall mean the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

“Selling Expenses” shall mean underwriting discounts and commissions and stock transfer taxes relating to securities registered by the Company.

“Shares” means the shares of Class A Common Stock that may be delivered in exchange for Units and other shares of Class A Common Stock otherwise held by the Holders from time to time. For purposes of this Agreement, a Person shall be deemed to be a holder of Shares and such Shares shall be deemed to be in existence whenever such Person has the right to acquire such Shares (upon conversion, exchange or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right other than vesting), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Shares.

“Units” has the meaning given to such term in the PE LLC Agreement.

4. Rule 144. The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar

13

rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements. After any sale of Registrable Securities pursuant to this Section 4, the Company will, to the extent allowed by law, cause any restrictive legends to be removed and any transfer restrictions to be rescinded with respect to such Registrable Securities.

5. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Majority Holders; provided, however, that any such amendment or consent that would have a material adverse effect on a particular Owner but would not have a similar material adverse effect on all Owners generally or would otherwise remove an Owner as a party to this Agreement shall require the consent of such Owner. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

6. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner’s beneficial ownership of such Registrable Securities.

7. Notices. All notices, elections, demands or other communications required or permitted to be made or given pursuant to this Agreement shall be in writing and shall be considered as properly given or made on the date of actual delivery if given by (a) personal delivery, (b) United States mail, (c) expedited overnight delivery service with proof of delivery, or (d) via facsimile with confirmation of delivery, addressed to the respective addressee(s). All notices hereunder to the Company shall be mailed to it at the address of its principal place of business and all notices to the Owners shall be mailed to them at their last known addresses as shown on the books and records of the Company. Any Owner may change its address by giving notice in writing to the other Owners of its new address.

8. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities, subject to the provisions respecting the minimum numbers or percentages of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

9. Termination. Unless terminated earlier by the holders of all Registrable Securities and except for Section 2.7, this Agreement shall terminate as to any Owner when the Registrable Securities held by such Owner are no longer subject to any restrictions on trading under the provisions of Rule 144 under the Securities Act, including any volume or manner of sale restrictions.

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10. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof. References herein to Sections are references to Sections of this Agreement, except as otherwise indicated.

11. Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate the holders of any Registrable Securities for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO RULES OR PRINCIPLES OF CONFLICTS OF LAW REQUIRING THE APPLICATION OF THE LAW OF ANOTHER STATE.

13. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

* * * *

[Signature Pages Follow]

15

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

PARSLEY ENERGY, INC.

By:
Name:
Title:

PARSLEY ENERGY, LLC

By:
Name:
Title:

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

OWNERS:

Bryan Sheffield

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

SHEFFIELD ENERGY MANAGEMENT, L.L.C.

By:
Name:
Title:

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

Matt Gallagher

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

Michael Hinson

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

Ryan Dalton

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

Paul Treadwell

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

Colin Roberts

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

PARSLEY INTERESTS, L.P.

By:
Name:
Title:

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

ONE PUTT OIL & GAS LTD.

By:
Name:
Title:

BACK NINE OIL & GAS LTD.

By:
Name:
Title:

NINE IRON OIL & GAS LTD

By:
Name:
Title:

HOWJAN PROPERTIES, INC.

By:
Name:
Title:

DIAMOND K INTERESTS, L.P.

By:
Name:
Title:

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

David Askew

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

David Smith

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

Frank Cremer

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

Rob Crumpler

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

SHACK VENTURES, LP

By:
Name:
Title:

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

BUCK HORN, LP,

By:
Name:
Title:

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

OSO CAPITAL II, L.P.

By:
Name:
Title:

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

HEDLOC INVESTMENT COMPANY, L.P.

By:
Name:
Title:

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

Kirk Fritschen

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

Justin Clark

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

SD GRAY FAMILY PARTNERSHIP, LP

By:	SD Gray Management, LLC
Its General Partner

By:
Steven D. Gray, Manager

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

Kara Wood

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

Mike Senich

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

Brad Sublett

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

Stephanie Reed

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

Landon Martin

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

Kristin McClure

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

Isaac Hayes

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

PLZ PROPERTIES, LLC

By:
Paul Treadwell
Title:

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

MARBELLA INTERESTS, LLC

By:
Bryan Sheffield, President

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

KMG ENERGY, LLC

By:
Mark Gallagher
Title:

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE

NGP X US HOLDINGS, L.P.

By:

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SIGNATURE PAGE